Exhibit 10.1

SUBSCRIPTION AGREEMENT

IN

MANGOCEUTICALS, INC.

A. Subscription. This Agreement has been executed by __________________________, a/an                                                                          (Individual/Corporation/LLC/Trust/Partnership), residing and/or having a principal place of business in                                            (Country/State and City) (“Purchaser”, or “Subscriber”) in connection with the subscription to purchase _________ restricted shares of common stock, $0.0001 par value per share (“Common Stock”) of the Company (the “Shares” or the “Securities”), from Mangoceuticals, Inc., a Texas corporation (the “Company”). This Subscription Agreement is referred to herein as the “Agreement” or the “Subscription”. The Company is selling Securities to multiple investors, as part of a “best efforts, no minimum” offering, defined herein as the “Offering”. The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by. Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. The purchase price of each Share is $1.55 (the “Purchase Price”).

The Company reserves the right to reject orders for the purchase of Securities in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection. There is no amount required for an initial closing, and all proceeds will be available for immediate use by the Company.

When the context in which words are used in this Subscription Agreement (“Agreement”) indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

B. Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company.

C. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

Page 1 of 27 Subscription Agreement Mangoceuticals, Inc.

ii) Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and has completed the Investor Application (Qualification Questionnaire) attached hereto as Exhibit 1;

iii) The Subscriber is acquiring the Securities for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities. No one other than the Subscriber has any beneficial interest in said securities. No person has made to the Subscriber any written or oral representations: (x) that any person will resell or repurchase any of the Securities; (y) that any person will refund the purchase price of any of the Securities, or (z) as to the future price or value of any of the Securities;

iv) Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth herein and attached hereto;

v) Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi) Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s);

vii) Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering and the Securities, and all such questions have been answered to the full satisfaction of Subscriber. The Company has not supplied Subscriber any information for investment purposes other than as contained in this Agreement and the attachments hereto, and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information whatsoever, including, but not limited to, any presentations or other materials, other than this Agreement and the attachments, provided to the Subscriber by the Company;

viii) Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

ix) The Subscriber recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost. The purchase of Securities as an investment involves special risks;

Page 2 of 27 Subscription Agreement Mangoceuticals, Inc.

x) The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Subscriber is a bona fide resident and domiciliary of the state set forth in the Investor Application (the “Qualification Questionnaire”) and has no present intention to become a resident of any other state or jurisdiction. Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity, provided further that such entity has validly authorized and approved such entity’s entry into this Agreement and the transactions contemplated herein. The purchase of Securities as an investment involves special risks;

xi) The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Qualification Questionnaire, which Qualification Questionnaire Subscriber has completed completely and honestly;

xii) Subscriber acknowledges and is aware of the following:

(1) There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the Securities Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the Securities Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the Securities Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer;

(2) No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities;

(3) The Securities have not been approved or registered under any Blue Sky law or with any State Securities Division, in reliance on exemptions from registration therefrom, and as such, there may be restrictions on the sale or transfer of such Securities under State law; and

Page 3 of 27 Subscription Agreement Mangoceuticals, Inc.

(4) The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal, state and provincial securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction; provided, however, that upon any such rescission, the Company shall promptly return to Subscriber all funds received by the Company from the Subscriber prior to such rescission.

xiii) The Subscriber has carefully considered and has, to the extent it believes such discussion is necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and that the Subscriber and its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for it;

xiv) The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

xv) The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

xvi) The Subscriber confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of its investment. The Subscriber also represents that it has (x) adequate means of providing for his, her or its current needs and possible personal contingencies, and (y) has no need for liquidity in this particular investment;

xvii) The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the Subscriber’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the Subscriber will immediately provide the Company with such information;

Page 4 of 27 Subscription Agreement Mangoceuticals, Inc.

xviii) The Subscriber has the requisite power and authority to enter into and perform the transactions contemplated by this Agreement and the purchase of the Securities. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other entity action, and no further consent or authorization of the Subscriber or its Board of Directors, managers, stockholders, members, trustees, holders or partners, as the case may be, as required. When executed and delivered by the Subscriber, this Agreement shall constitute a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms;

xix) The Subscriber has not agreed to act with any of the other investors for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Subscriber is acting independently with respect to its investment in the Securities;

xx) The Subscriber confirms and certifies that:

(a) Subscriber is in receipt of and has carefully and thoroughly read and reviewed and understands the Information for Residents of Certain States, attached as Exhibit 2 hereto;

(b) The Subscription hereunder is irrevocable by Subscriber, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c) No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities. The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Rule 506(b) of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(d) No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this subscription.

(e) IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Page 5 of 27 Subscription Agreement Mangoceuticals, Inc.

(f) THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

xxi) The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the Subscriber’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds. The Subscriber further confirms that the Company may undertake additional offerings in the future and/or may issue shares to consultants or employees at offering prices below that of the Offering, which may cause dilution to the Subscriber;

xxii) The Subscriber expressly represents and warrants to the Company that (a) before executing this Agreement, it has fully informed itself of the terms, contents, conditions and effects of this Agreement, and the exhibits hereto, the Company and the Shares; (b) the Subscriber has relied solely and completely upon its own judgment in executing this Agreement; (c) the Subscriber has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; and (d) the Subscriber has acted voluntarily and of its, his or her own free will in executing this Agreement;

xxiii) The Subscriber acknowledges that it has prior investment experience, including without limitation, investments in non-listed and non-registered securities, or it has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to it and to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment;

xxiv) The amounts invested by the Subscriber in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

Page 6 of 27 Subscription Agreement Mangoceuticals, Inc.

xxv) The Subscriber understands and acknowledges that (i) the Securities are being offered and sold to Subscriber without registration under the Securities Act in a private placement that is exempt from the registration provisions under Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D, and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance;

xxvi) The Subscriber certifies, under penalty of perjury, (i) that the social security or Tax Identification Number set forth herein is true, correct and complete, and (ii) that the Subscriber is not subject to backup withholding under section 3406(a)(1)(c) of the Internal Revenue Code, as amended (the “IRC”) either because the Subscriber has not been notified that the Subscriber is subject to such backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding;

xxvii) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Subscriber understands and acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company if the Subscriber becomes aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company, its Subsidiaries, or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

xxviii) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below;

 2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Page 7 of 27 Subscription Agreement Mangoceuticals, Inc.

xxix) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate;

xxx) Prior to the Subscriber’s entry into this Agreement, Subscriber has had an opportunity to review, and has in fact reviewed, (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2024; and (ii) the Company’s current reports on Form 8-K and Form 10-Qs as filed with the SEC (which filings can be accessed by going to https://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Mangoceuticals” in the “Name, ticker symbol, or CIK” field, and clicking the “Submit” button), from January 1, 2025, to the Effective Date, in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of the Company. Subscriber acknowledges that due to its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the Securities Act; and

xxxi) Subscriber acknowledges that he, she or it, is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including the Shares, and further acknowledges that the Company is entering into this Agreement with the Subscriber in reliance on this acknowledgment and with Subscriber’s understanding, acknowledgment and agreement that the Company is privy to material non-public information regarding the Company (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as Subscriber, when making investment disposition decisions, including the decision to enter into this Agreement, and Subscriber’s decision to enter into the Agreement is being made with full recognition and acknowledgment that the Company is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to Subscriber. Subscriber hereby waives any claim, or potential claim, he has or may have against the Company relating to the Company’s possession of Non-Public Information. Subscriber has specifically requested that the Company not provide it with any Non-Public Information. Subscriber understands and acknowledges that the Company would not enter into this Agreement in the absence of the representations and warranties set forth in this paragraph, and that these representations and warranties are a fundamental inducement to the Company in entering into this Agreement.

Page 8 of 27 Subscription Agreement Mangoceuticals, Inc.

D. Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph B hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties and the breach of any representations and warranties whatsoever made herein. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber becomes a shareholder of the Company and/or the date of this Agreement in the event the Company does not accept the Subscriber’s subscription. No representation, warranty or covenant in this Agreement, nor the Qualification Questionnaire, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were or are to be made, not misleading.

E. Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.”

F. Additional Financings and Offerings. Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources in the future, or concurrently with the Offering, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful. Moreover, Subscriber understands and agrees that the Company reserves the right to make future and concurrent offers, either public or private, of securities, including, but not limited to, promissory notes, shares of common stock, preferred stock or warrants, on terms that may be more than or less favorable than the Securities. Subscriber further confirms that Subscriber has no right to purchase any securities in any future or concurrent offerings. The Company, its affiliates and/or authorized consultants reserve the right at any time to negotiate individually with one or more prospective investors or other persons and to enter into one or more definitive agreements and/or side letters, with one or more of such persons regarding an investment in the Company, on the terms set forth in this subscription or on other terms and conditions, which may be more favorable then the terms set forth herein, or include additional securities of the Company, without prior notice to Subscriber.

Page 9 of 27 Subscription Agreement Mangoceuticals, Inc.

G. Piggyback Registration Rights.

(a) The Company covenants and agrees that if, at any time prior to the Registration Rights Expiration Date (defined below), it proposes to file a registration statement with respect to any class of equity or equity-related securities (other than in connection with an offering to the Company’s employees (Form S-8), in connection with an acquisition, merger or similar transaction (Form S-4) or in connection with the filing of a base Form S-3 registration statement) under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for the issuance or resale of the Shares (the “Registrable Securities”), the Company will give prompt written notice to Purchaser of its intention to file such registration statement and will offer to include in such registration statement, such number of Registrable Securities with respect to which the Company has received a written request for inclusion therein within three (3) business days after the giving of notice by the Company (the “Piggyback Registration Rights”). Purchaser acknowledges and understands that the Company shall not be required to include Registrable Securities in a registration statement relating solely to an offering by the Company of securities for its own account if the managing underwriter or placement agent shall have advised the Company in writing that the inclusion of such securities will have a material adverse effect upon the ability of the Company to sell securities for its own account, and provided further that the Purchaser is not treated less favorably than others seeking to have their securities included in such registration statement. If the registration statement relating to the Piggyback Registration Rights is for an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Notwithstanding the obligations set forth above, if any Securities and Exchange Commission guidance sets forth a limitation on the number of securities permitted to be registered on a particular registration statement as a secondary offering, the number of Registrable Securities to be registered on such registration statement will be reduced pro rata between the Purchaser and other parties whose securities are included in such registration statement (including, but not limited to, the other purchasers in this Offering). The “Registration Rights Expiration Date” shall be one year from the date the Company accepts this Subscription Agreement.

(b) As a condition to including such Registrable Securities in such registration statement, as applicable, Purchaser shall enter into a confirmation/acknowledgement agreement with the Company, confirming its beneficial ownership of Company securities, the owners of any entities holding Company securities which it beneficially owns, the plan of distribution of the registration statement, and such other matters as the Company or its legal counsel may reasonably request.

(c) The Purchaser agrees to sell all Registrable Securities registered under any registration statement and sold in connection therewith, in compliance with the plan of distribution set forth in such registration statement and any and all applicable prospectus delivery requirements, and to immediately cease and refrain from selling Registrable Securities, upon written notice from the Company, that any registration statement registering the resale of the Registrable Securities is not effective, contains any misstatements or omissions, that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, or that the prospectus or registration statement can no longer be relied upon for any reason, until such time as Purchaser is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Securities Act, or otherwise.

(d) Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or based solely upon: (x) such Purchaser’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company expressly for inclusion in such registration statement or such prospectus or (ii) to the extent, but only to the extent, that such information relates to such Purchaser’s proposed method of distribution of registrable securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in a registration statement, such prospectus or in any amendment or supplement thereto or (iii) in the case such Purchaser uses an outdated, defective or otherwise unavailable prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Purchaser.

H. Confidentiality. Subscriber agrees to maintain in confidence all information furnished by the Company or its agents that may be deemed to be material nonpublic information, including, but not limited to the fact that the Offering is being made and the terms and conditions of this Offering and the Securities.

Page 10 of 27 Subscription Agreement Mangoceuticals, Inc.

I. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Texas, including its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Dallas County, Texas, and those such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

J. U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. Subscriber will provide additional information or take such actions as may be necessary or advisable for the Company, in its sole judgment, to comply with any such Regulations.

K. Entire Agreement. This Subscription is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription or the Securities.

L. Construction. The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto. All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

M. Purchase Payment. The purchase price for the Securities shall be paid to the Company in cash, check or via wire transfer simultaneously with the Subscriber’s entry into this Agreement.

N. Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

Page 11 of 27 Subscription Agreement Mangoceuticals, Inc.

O. Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

P. Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

Q. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

R. Collection of Personal Information. The Subscriber acknowledges and consents to the fact the Company is collecting the Subscriber’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser). By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s (and any beneficial purchaser’s) personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

Page 12 of 27 Subscription Agreement Mangoceuticals, Inc.

“PURCHASER”

Check enclosed in the amount of $____________ or Wire Transfer Sent in the Amount of $________________.

Subscribed for __________________ shares of Common Stock at $1.55 per share of Common Stock

Social Security or Taxpayer I.D. Number:

Business Address (including zip code):

Business Phone: (      )

Residence Address (including zip code)

Residence Phone: (      )

All communications to be sent to:               Business or               Residence Address

                 Business or                 Residence Address is the Subscriber’s principal residence or place of business (please check as appropriate).

Name Securities should be registered in:_____________________________________________

If different than subscriber name please advise of the reason for such difference:

_____________________________________________________________________

Address for registration of Securities:_______________________________________________

Email Address:________________________________________________________________

Please indicate on the following pages the form in which you will hold title to your interest in the securities. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

Page 13 of 27 Subscription Agreement Mangoceuticals, Inc.

Please select one of the following forms of ownership:

☐	INDIVIDUAL OWNERSHIP (one signature required)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

☐	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

☐	TENANTS IN COMMON (both or all parties must sign)

☐	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

☐	LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

☐	LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

☐	CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation’s Articles and certified Corporate Resolution authorizing the signature)

☐	TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

PLEASE ALSO COMPLETE PAGES 16 THROUGH 18, AS APPLICABLE, BELOW, AND THE QUESTIONNAIRE BEGINNING ON PAGE 19 OF THIS SUBSCRIPTION AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

Page 14 of 27 Subscription Agreement Mangoceuticals, Inc.

EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

1. If the subscriber is an INDIVIDUAL, complete the following:

_____________________________________________

Signature of Subscriber

_____________________________________________

Name (please type or print)

Signature of Spouse or Co-Owner if funds are

to be invested as joint tenants by the entirety

or community property.

Name (please type or print)

2. If the subscriber is a CORPORATION, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Securities and, further, that the Corporation has all requisite authority to acquire such Securities.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

Name of Corporation (please type or print)

By:
Name:
Title:

Page 15 of 27 Subscription Agreement Mangoceuticals, Inc.

3. If the subscriber is a PARTNERSHIP, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Securities and that he has all requisite authority to acquire such Securities for the Partnership.

The Subscriber represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

Name of Partnership (please type or print)

By:
Name:
Title:

4. If the subscriber is a TRUST, complete the following:

The Subscriber hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Securities and the Subscriber, as trustee, has all requisite authority to acquire such Securities for the Trust.

The Subscriber, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

Name of Trust (Please type or print)

By:
Name:
Title:

Page 16 of 27 Subscription Agreement Mangoceuticals, Inc.

5. If the subscriber is a LIMITED LIABILITY COMPANY, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber has been duly authorized by all requisite action on the part of the Limited Liability Company listed below (“Company”) to acquire the Securities and, further, that the Company has all requisite authority to acquire such Securities.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Company and that he has authority under the articles of organization, company agreement, and resolutions of the managers and/or members, as applicable, of such Company to execute this Subscription Agreement. Such officer encloses a true copy of the articles of organization, the operating agreement and, as necessary, the resolutions of the managers and/or members authorizing a purchase of the investment herein, in each case as amended to date.

Name of Company (please type or print)

By:
Name:
Title:

ACCEPTED BY THE COMPANY this the ______ day of _________________, 2025.

Mangoceuticals, Inc.

By:
Name:
Title:

PLEASE ALSO COMPLETE THE QUESTIONNAIRE BEGINNING ON PAGE 19 OF THIS SUBSCRIPTION AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

Page 17 of 27 Subscription Agreement Mangoceuticals, Inc.

EXHIBIT 1

MANGOCEUTICALS, INC. (THE “COMPANY”)

INVESTOR APPLICATION

(QUALIFICATION QUESTIONNAIRE)

(CONFIDENTIAL)

ALL INFORMATION CONTAINED IN THIS APPLICATION WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this application to such parties as the Company, in its discretion, deems appropriate when called upon to establish that the proposed offer and sale of the Securities are exempt from registration of the Securities Act of 1933, as amended, or meet the requirements of applicable securities and blue sky laws.

PART I - INDIVIDUALS

(including EACH Co-Tenant, Co-Trustee, Tenant-In-Common, Joint Owner, and person listed in Part II, Section 2).

Trusts, LLCs, and Corporations also complete Part II

1. Name: ____________________________________________________________________

2. Residence Address: __________________________________________________________

Residence Telephone: ___________________________________________________

3. Social Security Number: ______________________________________________________

Date of Birth: _____________________

Citizenship: ______________________

4. Present Employer: ___________________________________________________________

Business Address: _____________________________________________________________

Business Telephone: ____________________________________________________________

Title/Position: _________________________________________________________________

Length of Time: ________________________________________________________________

Page 18 of 27 Subscription Agreement Mangoceuticals, Inc.

5. I prefer to have communications sent to:

Home Address or _________Business Address

6. Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed):

CHECK ALL THAT APPLY

______	(a)	Ownership of stocks, bonds, and other securities

______	(b)	Investment in partnerships, joint ventures and other syndicates

______	(c)	Other direct or partnership investments (such as real estate, oil and gas, equipment leasing, research and development, agriculture or commodities syndications)

Do you make your own ultimate decisions on your investments?

YES ☐	NO ☐

7. Method of Investment Evaluation

Each subscriber must have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or must retain the services of a Purchaser Representative(s) (who may be an attorney, accountant or other financial advisor but not a person employed by or associated with the Company or its affiliates) for the purpose of this particular transaction.

This item is presented in alternative form. Please check the appropriate alternative.

______	AlternativeOne: No Advisor.

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and will not require a Purchaser Representative.

______	Alternative Two: Purchaser Representative.

Page 19 of 27 Subscription Agreement Mangoceuticals, Inc.

I have relied upon the advice of the following Purchaser Representative (who is not affiliated with the Company or its affiliates) in evaluating the merits and risks of an investment in the Company.

Name:

(name of purchaser representative)

Address:

Relationship:

The above-named Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

8. Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I (please check all that are applicable):

☐	have a net worth (either individually or jointly with spouse or spousal equivalent) in excess of $1,000,000 in United States Dollars (“USD”) (not including my principal residence); or

☐	am an individual who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expects individual income in excess of $200,000 during the current tax year; or

☐	am an individual who had an income (including joint income with spouse or spousal equivalent) in excess of USD $300,000 in each of the two most recent tax years and reasonably expects individual income in excess of USD $300,000 during the current tax year.

“Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me. I, the undersigned, undertake to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering or, if relevant, any time during the existence of the Company.

Date:	Signature:

[If individual purchasers are co-tenants, tenants-in-common or joint owners (including joint owners with such purchaser’s spouse) all co-tenants, tenants-in-common and/or joint owners shall complete a copy of Part I above]

Page 20 of 27 Subscription Agreement Mangoceuticals, Inc.

PART II-INVESTORS WHO ARE NOT INDIVIDUALS

1. General Information

Entity Name (“Entity”):

Address of Principal Office:

Type of Organization:

Date and Place of Organization:

(Please attach a copy of your organizational documents in effect, including any amendments).

2. Business

A brief description of the business conducted by the entity is as follows:

Each person involved in making the decision on behalf of the entity, to subscribe to purchase Securities is listed below [NOTE AT LEAST ONE NAME MUST BE LISTED]:

Name	__________________	Title	__________________

Name	__________________	Title	__________________

Name	__________________	Title	__________________

[Please list any additional names on a separate page].

Each person named above must complete Part I of this questionnaire.

3. Accredited Investor Status of Entity

Please check the appropriate description which applies to you.

_____	(a)	A bank, as defined in Section 3 (a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or a fiduciary capacity.

Page 21 of 27 Subscription Agreement Mangoceuticals, Inc.

_____	(b)	An insur(a)ance company, as defined in Section 2(13) of the Securities Act of 1933.

_____	(c)	An investment company registered under the Investment Company Act of 1940.

_____	(d)	A business development company, as defined in Section (a)(48) of the Investment Company Act of 1940.

_____	(e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____	(f)	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by you as a plan fiduciary, as defined in Section 3(21) of such Act, and you are a bank, insurance company or a registered investment advisor, or you have total assets in excess of $5 million.

_____	(g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____	(h)	An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

_____	(i)	An entity (other than a trust, which must meet the requirements set forth in Section (j), below) in which all of the equity owners are accredited investors and meet at least one of the criteria listed in Part I, Section 8 of this Questionnaire.

_____	(j)	A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

If you checked (i), please complete the following part of this question:

(1)	List all equity owners: __________________________________

(2)	What is the type of entity? _______________________________

Page 22 of 27 Subscription Agreement Mangoceuticals, Inc.

(3)	Attach a copy of your resolutions or other evidence of the entity’s authority to make this investment.

(4)	Represent that each equity owner qualifies individually to Part I, Section 9 of this Questionnaire by printing each equity owners name below (you may include an additional sheet if necessary):

(5)	Please confirm that the entity was not formed solely for the purpose of subscribing for Securities in the Offering by initialing below:

4. Representations

The undersigned represents on behalf of the entity that:

(a) The entity has, and its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or the entity has retained an attorney, accountant, financial advisor or consultant as a Purchaser Representative); that because of the background and employment experience of the entity’s equity owners, its officers, directors or employees, it has received and has had access to material and relevant information enabling it to make an informed investment decision, and that all data it has requested has been furnished to it.

If applicable, the name, employer, address and telephone number of the entity’s Purchaser Representative follows:

(b) The information contained herein is complete and accurate and may be relied upon by you.

Attached is the requested information (e.g., articles of incorporation, bylaws and resolutions) for your review.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. The undersigned represents that neither the entity it represents nor, its officers, directors or shareholders have any state or federal judicial judgments adverse to them nor are there any state or federal tax liens against them, nor is there any pending or threatened litigation adverse to them. The undersigned undertakes to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering, or, if relevant, any time during the existence of the Company.

Page 23 of 27 Subscription Agreement Mangoceuticals, Inc.

Entity

Date:

Name of Entity Typed or Printed:

By:

Name:

Title:

PLEASE ALSO CONFIRM THAT EACH PERSON NAMED IN PART II, SECTION 2, ABOVE HAS COMPLETED PART I OF THIS QUESTIONNAIRE.

Page 24 of 27 Subscription Agreement Mangoceuticals, Inc.

EXHIBIT 2

INFORMATION FOR RESIDENTS OF CERTAIN STATES

Each prospective purchaser should read the legend and/or state disclosure listed below applicable to the state in which he resides. The state disclosures and/or legends listed below do not in any way constitute or imply that offers or sales may be made in such states. Offers and/or sales may only be made in those states approved by the Company. If any prospective purchaser resides in a state not included below, such prospective investor should request the state legend applicable to such purchaser’s state prior to making an investment in the Company.

California Residents:

The sale of the securities which are the subject of this offering has not been qualified with Commissioner of Corporations of the State of California and the issuance of such securities or payment or receipt of any part of the consideration therefore prior to such qualifications is unlawful, unless the sale of securities is exempted from qualification by the California Corporations Code. The rights of all parties to this offering are expressly condition upon such qualifications being obtained, unless the sale is so exempt. Accordingly, distribution of this document and offers and sales of the securities referred to herein are strictly limited to persons who the Company determines to have met certain financial and other requirements. This document does not constitute an offer to sell or the solicitation of an offer to buy with respect to any other person. In order to rely on the foregoing exemptions, the Company will rely in turn on certain representations and warranties made to the Company by the investors in this offering.

Connecticut Residents:

These securities offered herein have not been registered under section 36-485 of the Connecticut Uniform Securities Act (the “Act”) and, therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available.

Florida Residents:

These securities have not been registered under the Florida Securities and Investor Protection Act in reliance upon exemption provisions contained therein. Section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act (the “Florida Act”) provides when sales are made to five or more purchasers in this state that any purchaser of securities in Florida which are exempted from registration under Section 517.061(11) of the Florida Act may withdraw his subscription agreement and receive a full refund of all monies paid, within three days after the later of (i) the date he tenders consideration for such securities and (ii) the date this statutory right of rescission is communicated to him (which shall be established conclusively by the Company’s provision of this “Information for Residents of Certain States”). Any Florida resident who purchases securities is entitled to exercise the foregoing statutory rescission right by telephone, telegram, or letter notice to the Company. Any telegram or letter should be sent or postmarked prior to the end of the third business day. A letter should be mailed by certified mail, return receipt requested, to ensure its receipt and to evidence the time of mailing. Any oral requests should be confirmed in writing.

THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061 OF THE FLORIDA ACT IS HEREBY COMMUNICATED TO EACH FLORIDA INVESTOR.

Page 25 of 27 Subscription Agreement Mangoceuticals, Inc.

Georgia Residents:

The securities sold in the state of Georgia have been issued or sold in reliance on paragraph (I3) of Code section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.

Illinois Residents:

These securities have not been approved or disapproved by the Secretary of State of Illinois, nor has the Secretary of State of Illinois nor the State of Illinois passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Indiana Residents:

These securities have not been registered under Section 3 of the Indiana Securities Act and therefore, cannot be resold or transferred unless they are so registered or unless an exemption from registration is available.

Maryland Residents:

The Securities which are the subject of this subscription agreement have not been registered under the Maryland Securities Act in reliance upon the exemption in section 11-602(9) of such act. Unless these Securities are registered, they may not be re-offered for sale or resold in the State of Maryland, except as security, or in a transaction exempt under such Act.

Michigan Residents:

These securities have not been registered under Section 451.701 of the Michigan Uniform Securities Act (the Act) and may be transferred or resold by residents of Michigan only if registered pursuant to the provisions of the Act, or if an exemption from registration is available. The investment is suitable if it does not exceed 10% of the investor’s net worth.

Minnesota Residents:

The securities represented by this subscription agreement have not been registered under Chapter 80A of the Minnesota Securities Laws and may not be sold, transferred or otherwise disposed of except pursuant to registration or an exemption therefrom.

Nevada Residents:

These securities have not been approved or disapproved by the Secretary of State of Nevada, nor has the Secretary of State of Nevada nor the State of Nevada passed upon the accuracy or adequacy of the information set forth herein. Any representation to the contrary is a criminal offense.

New Jersey Residents:

These securities have not been approved or disapproved by the Bureau of Securities of the State of New Jersey, nor has the Bureau passed on or endorsed the merits of this Offering. The filing of the written Offering does not constitute approval of the issue or the sale thereof by the Bureau of Securities. Any representation to the contrary is unlawful.

Page 26 of 27 Subscription Agreement Mangoceuticals, Inc.

These are speculative securities and involve a high degree of risk. These securities are offered only to bona fide adult residents of the State of New Jersey.

New York Residents:

This document has not been reviewed by the Attorney General of the State of New York prior to its issuance and use. The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. The Company has taken no steps to create an after market for the securities offered herein and has made no arrangements with brokers of others to trade or make a market in the securities. At some time in the future, the Company may attempt to arrange for interested brokers to trade or make a market in the securities and to quote the same in a published quotation medium, however, no such arrangements have been made and there is no assurance that any brokers will ever have such an interest in the securities of the Company or that there will ever be a market therefore.

Oklahoma Residents:

The securities offered herein have not been registered under the Oklahoma Securities Act (the “Oklahoma Act”), and therefore Cannot be resold or transferred by the investor in a transaction Which is exempt under the Oklahoma Act or pursuant to an effective Registration under the Oklahoma Act.

Ohio Residents:

These securities have not been approved or disapproved as an investment for any Ohio resident by the Ohio Division of Securities nor has the Division passed upon the accuracy of the offering.

Pennsylvania Residents:

Residents of the Commonwealth of Pennsylvania can only transfer the Securities offered hereby in accordance with the provisions of section 203(d) of the Pennsylvania Securities Act of 1972 and are subject to the following conditions:

A. Under the provisions of the Pennsylvania Securities Act of 1972, a Pennsylvania resident who accepts an offer to purchase securities exempted from registration by section 203(d)(f)(p) or (r) directly from an issuer or affiliate of an issuer shall have the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person, within two business days from the date of receipt by the issuer of this written binding contract to purchase, or in the case of a transaction where there is no written binding contract to purchase, within two business days after he makes the initial payment for the securities being offered.

B. Pursuant to Section 203.041(c)(1) of the Pennsylvania Blue Sky Regulations (“Regulations”), the purchaser must acknowledge that he or she agrees not to sell the securities purchased herein within 12 months after the date of purchase except in accordance with Section 204.011 of the Regulations. Section 204.011 provides for an automatic waiver of the 12 month holding period under certain conditions including that the securities purchased are subsequently being registered under the Securities Act of 1933 or 1934.

Texas Residents:

The securities offered hereunder have not been registered under applicable Texas securities laws and, therefore, any purchaser thereof must bear the economic risk of the investment for an indefinite period of time because the securities cannot be resold unless they are subsequently registered under such securities laws or an exemption from such registration is available. Further, pursuant to §109.13 under the Texas Securities Act, the Company is required to apprise prospective investors of the following: a legend shall be placed, upon issuance, on certificates representing securities purchased hereunder, and any purchaser hereunder shall be required to sign a written agreement that he will not sell the subject securities without registration under applicable securities laws or exemptions therefrom.

Wisconsin Residents:

The Securities Commission of the State of Wisconsin has not passed upon the merits or qualifications of, or recommended or given approval to, the securities hereby offered, nor has the Securities Commissioner of this state passed upon the adequacy of this subscription agreement. Any representation to the contrary is a criminal offense.

The investor must rely on his own examination of the person or entity creating the securities and the terms of the Offering, including the merits and risks involved in making an investment decision on these securities.

NASAA UNIFORM LEGEND

In making an investment decision investors must rely on their examination of the offering, including the merits and risks involved. These securities have not been recommended by a federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the investment risks of this investment for an indefinite period of time.

Page 27 of 27 Subscription Agreement Mangoceuticals, Inc.